Exhibit 99.1

CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT

This CONSENT AND FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of January 22, 2013, by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (“Borrower”), the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as administrative agent (in such capacity “Agent”) and as a Lender. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (defined below).

RECITALS

WHEREAS, Borrower, Agent, and Lenders have entered into that certain Credit Agreement, dated as of February 7, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, Borrower has advised Agent and Lenders that it desires to (i) acquire 14,000,000 shares of the series A preferred stock of ARMA Energy, Inc., a Delaware corporation (“ARMA Energy”) (such acquisition, the “Initial ARMA Investment”), pursuant to the ARMA Energy, Inc. Series A-1 Preferred Stock Purchase Agreement in the form of Exhibit A attached hereto (the “ARMA A-1 Investment Agreement”) among ARMA Energy, Borrower and other investors party thereto, (ii) receive an additional 1,000,000 shares of series A-2 preferred stock of ARMA Energy (such additional investment, the “Additional ARMA Investment”), pursuant to the ARMA Energy, Inc. Series A-2 Preferred Stock Purchase Agreement in the form of Exhibit D attached hereto (the “ARMA A-2 Investment Agreement”, and together with the ARMA A-1 Investment Agreement, the “ARMA Investment Agreement”) among ARMA Energy, Borrower and other investors party thereto, as compensation for sales and marketing expenses incurred by Borrower during the period from June 1, 2012 through November 30, 2012, and (iii) receive an additional 2,000,000 of series A preferred stock of ARMA Energy (such additional investment, the “Subsequent ARMA Investment” and, together with the Initial ARMA Investment and the Additional ARMA Investment, collectively, the “ARMA Investment”), pursuant to the ARMA Investment Agreement, as compensation for sales and marketing expenses incurred by Borrower during the period from December 1, 2012 to March 31, 2013; and

WHEREAS, Borrower has also advised Agent and Lenders that it desires to (i) sell the intellectual property described on Exhibit B attached hereto (the “ARMA IP”), together with other assets directly related to the business related to the ARMA IP (collectively with the ARMA IP, the “ARMA Assets”), to ARMA Energy (the “ARMA Asset Sale”) and receive a promissory note in the original principal amount of $500,000 (the “Secured IP Note”) and secured by a Lien in favor of Borrower on the ARMA IP as consideration the ARMA Asset Sale, and (ii) sell certain Inventory and related marketing assets (such

Inventory and assets, collectively, the “ARMA Inventory”) to ARMA Energy as needed through March 31, 2013 at cost, as described in that certain letter dated December, 2012 attached hereto as Exhibit C (the “Term Sheet”) from Scott Sepkovic to Borrower; and

WHEREAS, Borrower has requested that Agent and Lenders (a) consent to (i) Borrower making the ARMA Investment, (ii) the ARMA Asset Sale, (iii) Borrower taking the Secured IP Note as consideration for the ARMA Asset Sale, and (iv) Borrower selling the ARMA Inventory to ARMA Energy at cost, and (b) agree to release Agent’s Lien against the ARMA Assets upon consummation of the ARMA Asset Sale; and

WHEREAS, on the terms and subject to the conditions set forth herein, Borrower, Agent and Lenders have agreed to (a) consent to (i) Borrower making the ARMA Investment, (ii) the ARMA Asset Sale, (iii) Borrower taking the Secured IP Note as consideration for the ARMA Asset Sale, and (iv) Borrower selling the ARMA Inventory to ARMA Energy as needed through March 31, 2013 at cost, (b) release Agent’s Lien against the ARMA Assets upon consummation of the ARMA Asset Sale, and (c) amend the Credit Agreement as more fully described below;

NOW THEREFORE, in consideration of the foregoing, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Agent and Lenders hereby agree as follows:

SECTION 1. Consent; Waiver. Notwithstanding any provision in the Credit Agreement or any other Loan Document to the contrary and subject to the satisfaction of the conditions set forth in Section 4(a) below and in reliance on the representations and warranties set forth in Section 6 below, Agent and the Lenders hereby consent to Borrower (a) making the ARMA Investment pursuant to documentation in form and substance reasonably satisfactory to Agent; provided, that Borrower grant Agent a first priority Lien (subject to Permitted Liens) in and to the ARMA Investment, (b) selling the ARMA Assets pursuant to documentation in form and substance reasonably satisfactory to Agent, (c) taking the Secured IP Note as consideration for selling the ARMA Assets; provided, that Borrower grant Agent a first priority Lien (subject to permitted Liens) in and to the Secured IP Note, and (d) selling the ARMA Inventory to ARMA Energy as needed through March 31, 2013 at cost; provided, that the transactions described in the foregoing clauses (a) through (d) occur prior to June 30, 2013. This consent and waiver is a limited consent and waiver and shall not be deemed to constitute a consent or waiver with respect to any other current or future departure from the requirements of any provision of the Credit Agreement or any other Loan Documents.

SECTION 2. Acknowledgment to Release Lien. Subject to the satisfaction of the conditions set forth in Sections 4(a) through 4(c) below and in reliance on the representations and warranties set forth in Section 6 below, the Lenders hereby consent to the release by Agent of its Lien on the ARMA Assets upon consummation of the ARMA Asset Sale and authorize Agent to take all actions deemed appropriate by Agent or as reasonably requested by Borrower to effectuate such release, including, without limitation, executing and delivering to Borrower release documents (in form and substance reasonably satisfactory to Agent) and authorizing Borrower or its designees to file such release documents and amendments to UCC Financing Statements releasing Agent’s Lien on the ARMA Assets (in form and substance reasonably satisfactory to Agent) with the appropriate filing offices.

SECTION 3. Amendment. Subject to the satisfaction of the conditions set forth in Section 4(a) below and in reliance on the representations and warranties set forth in Section 6 below, the Credit Agreement is hereby amended as follows:

(a) Section 2.4(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) Mandatory Prepayments. Immediately upon the receipt by Borrower or any of its Subsidiaries of the proceeds of any voluntary or involuntary sale or disposition (including casualty losses but excluding sales or dispositions which qualify as Permitted Dispositions) by Borrower or any of its Subsidiaries of property or assets constituting Collateral, Borrower shall prepay the outstanding principal amount of the Obligations in accordance with Section 2.4(d) in an amount equal to 100% of the Net Cash Proceeds (or in the case of a Permitted Disposition under clause (e) of the definition thereof, 100% of all principal payments received by Borrower under the Secured IP Note) received by such Person in connection with such sales or dispositions. Immediately after giving effect to any such prepayment and, in any event, after receipt of notice by Borrower of any sale or disposition of Eligible Equipment having a book value in excess of $150,000, Agent shall recalculate the Borrowing Base to reflect that such sale or disposition has occurred. Nothing contained in this Section 2.4(c) shall permit Borrower or any of its Subsidiaries to sell or otherwise dispose of any property or assets other than in accordance with Section 6.4.

(b) Schedule 1.1 to the Credit Agreement is hereby amended by inserting the following defined terms in their respective alphabetical order:

“ARMA Assets” means the ARMA IP and the other assets supporting the business related to the ARMA IP.

“ARMA Energy” means ARMA Energy, Inc., a Delaware corporation.

“ARMA IP” means the intellectual property described on Exhibit B attached to that certain Consent and Fourth Amendment to Credit Agreement dated as of January 22, 2013 among Borrower, Agent and the Lenders party thereto.

“Secured IP Note” means the promissory note by ARMA Energy to Borrower in an original face amount of not less than $500,000, in form and substance reasonably satisfactory to Agent, given as consideration for the

Permitted Disposition under clause (e) of the definition thereof and secured by a Lien in favor of Borrower on the ARMA IP.

(c) The definition of “Permitted Dispositions” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Permitted Dispositions” means (a) sales or other dispositions of Equipment that is substantially worn, damaged or obsolete in the ordinary course of business, (b) sales of Inventory to buyers in the ordinary course of business, (c) the use or transfer of money or Cash Equivalents in a manner that is not prohibited by the terms of the Agreement or the other Loan Documents, (d) the licensing, on a non-exclusive basis, of patents, trademarks, copyrights, and other intellectual property rights in the ordinary course of business, (e) sale by Borrower of the ARMA Assets to ARMA Energy (and Agent agrees to release its Liens on the ARMA Assets upon the consummation of such sale), provided that the consideration received for the ARMA Assets is evidenced by the Secured IP Note, (f) dispositions of assets acquired by Borrower and/or its Subsidiaries pursuant to a Permitted Acquisition consummated within 12 months of the date of the proposed Disposition (the “Subject Permitted Acquisition”) so long as (i) the consideration received for the assets to be so disposed is at least equal to the fair market value thereof, (ii) the assets to be so disposed are not necessary or economically desirable in connection with the business of Borrower and its Subsidiaries, and (iii) the assets to be so disposed are readily identifiable as assets acquired pursuant to the Subject Permitted Acquisition, and (g) sales or other dispositions of Collateral of Borrower not to exceed $2,500,000 in the aggregate in any calendar year.

SECTION 4. Conditions Precedent; Conditions Subsequent.

(a) This Amendment shall become effective when Agent shall have received duly executed counterparts of this Amendment from Borrower and the Lenders and Agent shall have executed and delivered its counterpart to this Consent.

(b) On the date the Initial ARMA Investment and Additional ARMA Investment is made, (i) Borrower shall deliver to Agent a duly executed copy of the ARMA Investment Agreement (in the form of Exhibit A, with modifications acceptable to Agent), and (ii) on the first Business Day immediately following consummation of the Initial ARMA Investment and the Additional ARMA Investment, Agent shall have received the certificates evidencing the Initial ARMA Investment and the Additional ARMA Investment together with undated powers endorsed in blank by Borrower.

(c) On the date the ARMA Asset Sale is consummated, Borrower shall deliver to Agent a duly executed copy of (i) the asset purchase agreement for the ARMA Asset Sale, in form and substance reasonably acceptable to Agent, and (ii) the Secured IP Note and any other agreements and documents related thereto, in form and substance reasonably acceptable to Agent.

(d) Borrower shall deliver to Agent, (i) on the first Business Day immediately following the consummation of the ARMA Asset Sale, the duly executed, original Secured IP Note, and (ii) on the first Business Day immediately following receipt of the certificates evidencing the Subsequent ARMA Investment, the certificates evidencing the Subsequent ARMA Investment together with undated powers endorsed in blank by Borrower.

(e) The failure of Borrower to make any delivery to Agent as set forth in clauses (b), (c) and (d) above shall constitute an Event of Default.

SECTION 5. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

(b) The amendment set forth herein is effective solely for the purpose set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver of or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver of or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof’ and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 6. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a) All representations and warranties of Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b) No Default or Event of Default has occurred and is continuing; and

(c) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 7. Costs and Expenses. As provided in Section 17.10 of the Credit Agreement, Borrower shall pay all costs and expenses incurred by or on behalf of Agent and Lenders arising from or relating to this Amendment constituting Lender Group Expenses.

SECTION 8. GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JOHN B. SANFILIPPO & SON, INC,
a Delaware corporation

By:	/s/ Jasper Sanfilippo, Jr.
Title:	Chief Operating Officer and President

WELLS FARGO CAPITAL FINANCE, LLC
(f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Matt Mouledous
Title:	Vice President

SOUTHWEST GEORGIA FARM CREDIT,
ACA for itself and as agent/nominee for
Southwest Georgia Farm Credit, FLCA as a Lender

By:	/s/ Ryan Burtt
Title:	Chief Financial Officer